UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 John F. Kennedy Parkway, Suite 100
Short Hills, NJ 07078
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 847-5955

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The information set forth under this ‘‘Item 2.02. Results of Operations and Financial Condition’’, including the exhibit attached hereto, shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of Cyclacel Pharmaceuticals, Inc., dated November 13, 2006, announcing certain financial results for its fiscal third quarter ended September 30, 2006.

Item 9.01	Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release dated November 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACLEL PHARMACEUTICALS, INC.
By:	/s/ Paul McBarron
	Name:	Paul McBarron
	Title:	Executive Vice President, Finance & Chief Operating Officer

Date: November 13, 2006